Exhibit 10.30

THIRD AMENDMENT TO

LEASE AGREEMENT

(MULTI-TENANT FACILITY)

This Third Amendment (“Third Amendment”) is entered into this 19th day of July, 2007 with regard to that certain Lease Agreement (Multi-Tenant Facility) dated February 8, 2006, that certain First Amendment to Lease Agreement (Multi-Tenant Facility) dated December 11, 2006 (“First Amendment”) and that certain Second Amendment to Lease Agreement (Multi-Tenant Facility) dated June 19, 2007 (“Second Amendment”) (collectively, the “Lease”), by and between YORK COUNTY, LLC, a California limited liability company (“Landlord”) and CORGENIX MEDICAL CORPORATION, a Nevada corporation (“Tenant”), for that certain approximate thirty-two thousand (32,000) rentable square feet of space (“Property”) located in Landlord’s approximate one hundred two thousand four hundred (102,400) square foot building known as Broomfield 1, located at 11575 Main Street, City and County of Broomfield, State of Colorado (“Project”).

WHEREAS, the parties desire to modify the Lease pursuant to the terms as herein set forth.

NOW, THEREFORE, in consideration of the mutual covenants set forth below, it is agreed as follows:

1.               All capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Lease.

2.               Landlord and Tenant hereby acknowledge and agree that the revised Base Rent matrix (set forth in Section 3 of the Second Amendment) is hereby amended by adding the following row to the end of said matrix:

	Square Feet	Base Lease Rate	Amortized Tenant Improvements	Estimated Operating Expenses	Subtotal per SF	Square Feet	Base Lease Rate	Estimated Operating Expenses	Subtotal per SF	Combined Square Feet	Combined Total Rent per SF
11/28/13- 12/5/13	25,600	$8.33	$5.26	$1.61	$15.20	6,400	$3.58	$1.61	$5.19	32,000	$13.19

3.               This Third Amendment is intended to modify the Lease and shall be deemed to amend any language in the Lease which is read or interpreted contrary to the provisions set forth herein.  Any covenant or provision of the Lease which is not inconsistent with this Third Amendment shall remain in full force and effect.

4.               This Third Amendment may be executed in any number of counterparts all of which taken together shall constitute one and the same instrument.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties have executed this Third Amendment as of the day and year first above written.

LANDLORD:

YORK COUNTY, LLC,
a California limited liability company

By:	Panattoni Investments, LLC,
a California limited liability company,
Managing Member

By:
Carl D. Panattoni, Trustee of the Panattoni
Living Trust, Dated April 8, 1998,
Managing Member

TENANT:

CORGENIX MEDICAL CORPORATION,
a Nevada corporation

By:
Name:
Its:

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